Exhibit 10.2
Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

July 8, 2020

Evelo Biosciences, Inc.
620 Memorial Drive, Suite 500 West
Cambridge, MA 02139
Attention: Daniel Char and Jonathan Poole

Re:  Third Amendment to Loan and Security Agreement

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement, dated as of July 19, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among EVELO BIOSCIENCES, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), K2 HEALTHVENTURES LLC and any other lender from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders. Capitalized terms not defined herein have meanings as defined in the Agreement. The parties desire to amend the Agreement in accordance with the terms of this letter agreement (the “Amendment”), effective as of the date hereof.
NOW, THEREFORE, the parties agree as follows:
1)Notwithstanding Section 6.6 of the Agreement, Borrower Representative shall be permitted to maintain a Deposit Account domiciled in London, England with J.P. Morgan identified to Administrative Agent as of the date hereof ending in [***] (the “JPM UK Account”) without an Account Control Agreement in favor of Collateral Trustee, provided that Borrowers shall not permit the balance in such Deposit Account to exceed (i) from the date hereof until March 31, 2021, £2,600,000, and (ii) on March 31, 2021 and at all times thereafter, $500,000 (on a U.S. Dollar equivalent basis).
2)In connection with the foregoing, the form of Compliance Certificate is hereby amended and restated as set forth in the attached as Exhibit D hereto.
3)Except as expressly modified by this Amendment, the Agreement shall remain unchanged and in full force and effect in accordance with its terms. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of any laws other than those of the State of New York.

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Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
If the foregoing accurately sets forth our agreement, please countersign this letter in the space provided below.

Sincerely,

LENDER:
K2 HEALTHVENTURES LLC

By:  /s/ Parag Shah
Name: Parag Shah
Title: CEO

ADMINISTRATIVE AGENT:
K2 HEALTHVENTURES LLC

By:  /s/ Parag Shah
Name: Parag Shah
Title: CEO

AGREED AND ACCEPTED:

BORROWER REPRESENTATIVE:
EVELO BIOSCIENCES, INC.

By:  /s/ Daniel S. Char
Name: Daniel S. Char
Title: General Counsel & Secretary

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Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
EXHIBIT D
COMPLIANCE CERTIFICATE

TO: K2 HEALTHVENTURES LLC, as Administrative Agent	Date:
FROM: EVELO BIOSCIENCES, INC.
Reference is made to that certain Loan and Security Agreement, dated July 19, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among EVELO BIOSCIENCES, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), K2 HEALTHVENTURES LLC and any other lender from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.
The undersigned authorized officer of Borrower Representative, solely in his or her capacity as an officer of Borrower Representative and not in his or her individual capacity, hereby certifies in accordance with the terms of the Agreement as follows:
(1) Each Borrower is in compliance for the period ending     with all covenants set forth in the Agreement; (2) no Event of Default has occurred and is continuing; and (3) the representations and warranties in the Agreement are true and correct in all material respects on this date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
The undersigned certifies that all financial statements delivered herewith are prepared in accordance with GAAP (other than, with respect to unaudited financials for the absence of footnotes and being subject to normal year-end adjustments), consistently applied from one period to the next. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
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Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements and Compliance Certificate	Monthly, within 30 days	Yes No
A/R and A/P Aging Reports	Together with monthly financial statements (upon request)	Yes No
Quarterly financial statements	Quarterly, within 45 days (deemed delivered by posting/linking related SEC filing to/on Borrower Representative’s website)	Yes No
Annual Projections	Annually, within 30 days of fiscal year end or within 5 Business Days of any Board approval of a material update thereto	Yes No
Annual audited financial statements and any management letters	Annually, within 90 days of fiscal year end (deemed delivered by posting/linking related SEC filing to/on Borrower Representative’s website)	Yes No
Statements, reports and notices to Subordinated Debt holders	Within 5 Business Days of delivery	Yes No
SEC filings	Within 5 Business Days after filing with SEC (deemed delivered by posting to/linking on Borrower Representative’s website)	Yes No
Legal action notices and updates (claims over $500,000)	Promptly	Yes No
IP report	At the end of each calendar quarter	Yes No
Bank account statements (with transaction detail)	Together with monthly financial statements (upon request) or when received	Yes No
Product related material correspondence, reports, documents and other filings	Within 5 Business Days after receipt	Yes No

Other Covenants	Required	Actual	Complies
Equipment financing Indebtedness (not existing on such Equipment when acquired or Equipment considered Excluded Inventory and Equipment)	Not to exceed $500,000 outstanding	$	Yes No
Cash repurchases of stock from former employees, officers and directors (not including cancellation of Indebtedness)	Not to exceed $500,000 per fiscal year in cash	$	Yes No
Deposits or pledges for bids, tenders, contracts, leases, surety or appeal bonds	Not to exceed $250,000 at any time	$	Yes No
Letter of credit reimbursement obligations and associated cash collateral	Not to exceed $2,500,000 at any time	$	Yes No
JPM UK Account	Not to exceed £2,600,000 before 03/31/21; not to exceed $500,000 on 03/31/21 and at all times thereafter	$	Yes No
Investments (i) among Loan Parties, (ii) by Subsidiaries which are not

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Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Other Matters

Please list any SEC filings made since the most recently delivered Compliance Certificate: [ ] None

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Has any Borrower changed its legal name, jurisdiction of organization or chief executive office? If yes, please complete details below: ______________________________________________________________	Yes	No
Have any new Subsidiaries been formed? If yes, please provide complete schedule below.	Yes	No

Legal Name of Subsidiary	Jurisdiction of Organization	Holder of Subsidiary Equity Interests	Equity Interests Certificated? (Y/N)	Jurisdiction

Do Subsidiaries which are not Loan Parties maintain (i) cash and other assets with an aggregate value for all such Subsidiaries in excess of 10% of consolidated assets, (ii) revenue in excess of 10% of consolidated revenues for any twelve month period then ended, (iii) any Intellectual Property which is material to the business of Borrowers as a whole, or (iv) any contracts which are material to the business of Borrowers as a whole? If yes, please attach relevant details.
Yes	No

Please list any new Collateral Accounts opened since date of last Compliance Certificate or any Collateral Accounts not subject to an Account Control Agreement below:

Accountholder	Deposit Account / Intermediary	Address	Account Number	New Collateral Account? (Y/N)	Account Control Agreement in place? (Y/N)	If no Account Control Agreement, indicate basis for exclusion / ending balance

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Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Is there any new Product material to the Loan Parties’ business not previously disclosed on the Perfection Certificate or any prior Compliance Certificate? If yes, please complete details below:	Yes	No

Has any Loan Party entered into a Restricted License? If yes, please describe below:	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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BORROWER REPRESENTATIVE:
EVELO BIOSCIENCES, INC.
By:
Name:
Title:

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